                                                                   Exhibit 10(m)

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                     SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                     SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)


                                TABLE OF CONTENTS
                                -----------------


        Section                                                                                              Page
        -------                                                                                              ----

                                    ARTICLE I
                                   DEFINITIONS

         1.1      Definitions ...................................................................             2
         1.2      Construction ..................................................................             4

                                   ARTICLE II
                         ELIGIBILITY FOR PLAN PARTICIPATION                                                   5


                                   ARTICLE III
                           SUPPLEMENTAL CONTRIBUTIONS

         3.1      Supplemental 401(k) Contributions .............................................             6
         3.2      Supplemental Matching Contributions ...........................................             6
         3.3      Vesting of Supplemental Matching
                    Contributions................................................................             6
         3.4      Years of Vesting Service.......................................................             7


                                   ARTICLE IV
                                SEPARATE ACCOUNTS

         4.1      Types of Separate Accounts ....................................................             8
         4.2      Adjustment of Separate Accounts ...............................................             8
         4.3      Investment Elections for Supplemental
                    401(k) Contributions.........................................................             8
         4.4      Investment Change of Future Supplemental
                    401(k) Contributions.........................................................             9
         4.5      Election to Transfer Invested Past
                    Supplemental 401(k) Contributions............................................             9
         4.6      Investment of Matching Contributions...........................................             9


                                    ARTICLE V
                                  DISTRIBUTION

         5.1      Distribution Upon Termination of Employment ...................................            10
         5.2      Method of Distribution ........................................................            10
         5.3      Times of Payments..............................................................            10
         5.4      Hardship Distribution..........................................................            11
         5.5      Distributions Upon Death.......................................................            11
         5.6      Taxes..........................................................................            11


                                   ARTICLE VI
                                  BENEFICIARIES                                                              13


                                   ARTICLE VII
                            ADMINISTRATIVE PROVISIONS

         7.1      Administration ................................................................            14
         7.2      Powers and Authorities of the Committee .......................................            14
         7.3      Indemnification ...............................................................            14
         7.4      Section 16b Procedures.........................................................            15


                                  ARTICLE VIII
                             AMENDMENT AND TERMINATION                                                       16


                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1      Non-Alienation of Benefits ....................................................            17
         9.2      Payment of Benefits to Others .................................................            17
         9.3      Plan Non-Contractual ..........................................................            17
         9.4      Funding .......................................................................            18
         9.5      Claims of Other Persons .......................................................            18
         9.6      Severability ..................................................................            18
         9.7      Governing Law .................................................................            18

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                     SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)


         WHEREAS, Bearings, Inc. established the Bearings, Inc. Supplemental Defined Contribution Plan, effective as of January 1, 1996, for the benefit of a select group of management or highly compensated employees; and

         WHEREAS, the Bearings, Inc. Supplemental Defined Contribution Plan was amended subsequently on two occasions; and

         WHEREAS, effective as of January 1, 1997, Bearings, Inc. changed its name to Applied Industrial Technologies, Inc.; and

         WHEREAS, it is desired to amend and restate the Bearings, Inc. Supplemental Defined Contribution Plan to reflect such plan sponsor name change;

         NOW, THEREFORE, effective as of January 1, 1997, the Bearings, Inc. Supplemental Defined Contribution Plan is hereby renamed the Applied Industrial Technologies, Inc. Supplemental Defined Contribution Plan and is amended and restated in the manner hereinafter set forth:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

               1.1 DEFINITIONS. Except as otherwise required by the context, the terms used in the Plan shall have the meaning hereinafter set forth.

                      (1) The term "AFFILIATE" shall mean any member of a
               controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member, any member of a group of trades or businesses under common control (as determined under Section 414(c) of the Code) with the Company, any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member, and any other entity which is required to be aggregated with the Company pursuant to the provisions of Section 414(o) of the Code.

                      (2) The term "BENEFICIARY" shall mean the person or
               persons who, in accordance with the provisions of Article VI, is entitled to receive a distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

                      (3) The term "BOARD" shall mean the Board of Directors of
               the Company.

                      (4) The term "CODE" shall mean the Internal Revenue Code
               of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                      (5) The term "COMPANY" shall mean, for any period prior to
               January 1, 1997, Bearings, Inc., and for any period after December 31, 1996, Applied Industrial Technologies, Inc. its corporate successors, and the surviving corporation resulting from any merger of Applied Industrial Technologies, Inc. with any other corporation or corporations.

                      (6) The term "COMPANY STOCK" shall mean the common stock
               of the Company.

                      (7) The term "COMPANY STOCK FUND" shall mean the Fund
               consisting primarily of Company Stock.

                      (8) The term "COMMITTEE" shall mean the Applied Industrial
               Technologies, Inc. Supplemental Excess Defined Contribution Plan Committee (formerly the Bearings, Inc. Supplemental Excess Defined Contribution Plan Committee) which shall be comprised of the same individuals who serve on the administrative committee for the Retirement Savings Plan and which shall administer the Plan in accordance with the provisions of Article VII.

                      (9) The term "COMPENSATION" shall mean the total wages
               which are paid to a Participant during a Plan Year by an Employer for his services as an Employee while he is a Participant, including incentive compensation, commissions, bonuses, and elective contributions made on behalf of such Participant under the Plan or any other plan that are not includible in gross income under Sections 125 and 402(e)(3) of the Code, but excluding moving or educational reimbursement expenses, amounts deferred under any non-qualified deferred compensation program, amounts realized from the exercise of stock options, imputed income attributable to any fringe benefit, and any amounts received in lieu of benefits under a plan that meets the requirements of Section 125 of the Code.

                      (10) The term "COMPREHENSIVE PLAN" shall mean the Applied
               Industrial Technologies, Inc. Deferred Compensation and Supplemental Benefit Plan (formerly known as the Bearings, Inc. Comprehensive Deferred Compensation and Supplemental Benefit
               Plan).

                      (11) The term "FUND" shall mean any of the funds
               maintained for the investment of Plan assets in accordance with the provisions of Article VII.

                      (12) The term "PARTICIPANT" shall mean any employee of the
               Company or an Affiliate, who participates in the Plan pursuant to
               Article II of the Plan.

                      (13) The term "PLAN" shall mean the Applied Industrial
               Technologies, Inc. Supplemental Defined Contribution Plan (formerly known as the Bearings, Inc. Supplemental Defined Contribution Plan) as amended and restated herein, effective as of January 1, 1997, with all amendments, modifications and supplements hereinafter made. The Plan is part of the Comprehensive Plan and listed on Exhibit A attached thereto.

                      (14) The term "RETIREMENT SAVINGS PLAN" shall mean the
               Applied Industrial Technologies, Inc. Retirement Savings Plan

               (formerly the Bearings, Inc. Retirement Savings Plan), as amended from time to time.

                      (15) The term "SEPARATE ACCOUNT" shall mean each of the
               accounts maintained in the name of a Participant pursuant to
               Section 4.1 of the Plan.

                      (16) The term "SUPPLEMENTAL MATCHING ACCOUNT" shall mean
               the Separate Account to which Supplemental Matching Contributions are credited in accordance with the provisions of Sections 3.2 and 4.1 of the Plan.

                      (17) The term "SUPPLEMENTAL MATCHING CONTRIBUTIONS" shall
               mean the contributions credited to a Participant under the Plan pursuant to Section 3.2.

                      (18) The term "SUPPLEMENTAL 401(K) CONTRIBUTION ACCOUNT"
               shall mean the Separate Account to which Supplemental 401(k) Contributions are credited in accordance with the provisions of Sections 3.1 and 4.1 of the Plan.

                      (19) The term "SUPPLEMENTAL 401(K) CONTRIBUTIONS" shall
               mean the contributions credited to a Participant under the Plan pursuant to Section 3.1.

                      (20) The term "TRUST" shall mean the trust maintained
               pursuant to the terms of the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Trust Agreement (formerly known as the Bearings, Inc. Supplemental Executive Retirement Benefits Trust Agreement).

                      (21) The term "VALUATION DATE" shall mean each business
               day of each calendar month.

                      (22) The term "YEARS OF VESTING SERVICE" shall mean
               service credited to a Participant under the provisions of Section 3.4.

               1.2 CONSTRUCTION. Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine, and the feminine to include the masculine.

                                   ARTICLE II

                       ELIGIBILITY FOR PLAN PARTICIPATION
                       ----------------------------------

               Any select management or highly compensated employee of the Company or an Affiliate who is determined to be highly compensated pursuant to procedures established by the Company and whose contributions under the Retirement Savings Plan are limited due to the provisions of Section 401(a)(17),
Section 401(k), Section 401(m), Section 402(g), or Section 415 of the Code, shall become a Participant in the Plan upon the filing of a written election in the form and manner prescribed by the Company to reduce his Compensation for the purpose of making Supplemental 401(k) Contributions under the Plan.

                                   ARTICLE III

                           SUPPLEMENTAL CONTRIBUTIONS
                           --------------------------

               3.1 SUPPLEMENTAL 401(K) CONTRIBUTIONS. The Supplemental 401(k) Contribution Account of each Participant shall be credited with Supplemental 401(k) Contributions equal to the amount deferred from his Compensation in accordance with a completed Compensation reduction authorization with respect to the Plan pursuant to procedures established by the Company. Such Compensation reduction authorization may be revised with respect to future Supplemental 401(k) Contributions as of any January 1 or July 1, provided that such revision occurs prior to such effective date.

               3.2 SUPPLEMENTAL MATCHING CONTRIBUTIONS. The Supplemental Matching Account of each Participant who is employed by the Company or an Affiliate shall be credited each year with Supplemental Matching Contributions equal to the amount with respect to which Matching Contributions under the Retirement Savings Plan are limited for such year due to the requirements of the provisions of Sections 401(k) and 401(m) of the Code.

               3.3 VESTING OF SUPPLEMENTAL MATCHING CONTRIBUTIONS. A Participant shall become vested in the balance of his Supplemental Matching Account pursuant to the following schedule.

               Years Of Vesting Service         Percentage Vested
               ------------------------         -----------------
               Less than one                            0%
               One but less than two                    25%
               Two but less than three                  50%
               Three but less than four                 75%
               Four or more                             100%

Notwithstanding the foregoing, a Participant who is employed by the Company or an Affiliate shall become 100 percent vested in his Supplemental Matching Account upon the earlier of: (i) attainment of age 65, (ii) disability, (iii) death, or (iv) a Change of Control.

               3.4 YEARS OF VESTING SERVICE. For purposes of determining the vested interest of a Participant in his Supplemental Matching Account, a Participant shall be credited with Years of Vesting Service equal to the Years of Service with which he is credited under the Retirement Savings Plan.

                                   ARTICLE IV

                                SEPARATE ACCOUNTS
                                -----------------

               4.1 TYPES OF SEPARATE ACCOUNTS. Each Participant shall have established in his name Separate Accounts which shall reflect the type of contributions credited to him pursuant to Article III. Such Separate Accounts shall be as follows:

               (a) a Supplemental 401(k) Account which shall reflect the Supplemental 401(k) Contributions credited to a Participant pursuant to Section 3.1 as well as any amount transferred from the King Bearing, Inc. Nonqualified Supplemental Executive Retirement Plan and any adjustment thereto pursuant to Section 4.2; and

               (b) a Supplemental Matching Account which shall reflect the Supplemental Matching Contributions credited to a Participant pursuant to Section 3.2 and any adjustment thereto pursuant to Section 4.2.

               4.2 ADJUSTMENT OF SEPARATE ACCOUNTS. The Separate Accounts of a Participant shall be adjusted as of each Valuation Date to reflect the deemed investment of such Separate Accounts in the Funds as determined by the Committee.
               4.3 INVESTMENT ELECTIONS FOR SUPPLEMENTAL 401(K) CONTRIBUTIONS. Each Participant, upon becoming a Participant under the Plan in accordance with the provisions of Article II, shall make an investment election directing the manner in which his Supplemental 401(k) Contributions shall be deemed to be invested in the Funds. The investment election of a Participant shall specify a combination, which in the aggregate equals 100 percent and conforms with procedures prescribed by the Company, indicating in which Funds his Supplemental 401(k) Contributions shall be deemed to be invested. The investment option so elected by a Participant shall remain in effect until he changes his investment election pursuant to Section 4.4 or receives distribution of his Separate Accounts.

               4.4 INVESTMENT CHANGE OF FUTURE SUPPLEMENTAL 401(K) CONTRIBUTIONS. Each Participant may elect to change the manner in which contributions credited to his Supplemental 401(k) Contribution Account are to be deemed invested. Any such change in the investment election of a Participant with respect to his Supplemental 401(k) Contributions shall specify a combination among the Funds which in the aggregate equals 100 percent. Such election shall be made in the manner specified by the Company and in accordance with procedures prescribed by the Company. The investment option so elected by a Participant shall remain in effect until he makes another election change with respect to future contributions in accordance with the provisions of the Plan. Any such election which directs a change in an investment election heretofore in effect shall become effective in accordance with procedures prescribed by the Company. Amounts credited to the Separate Accounts of such Participant as of any date prior to the date on which such change is to become effective shall not be affected by any such change.

               4.5 ELECTION TO TRANSFER INVESTED PAST SUPPLEMENTAL 401(K) CONTRIBUTIONS. Subject to any procedures adopted by the Company, a Participant may elect to have the balance of his Supplemental 401(k) Contribution Account transferred from the Fund or Funds in which it is deemed invested to one or more of the other Funds. Any such election shall be made in accordance with procedures prescribed by the Company. Upon receipt of such election, the Company shall cause the transfer of such amount as of the effective date of the election of the Participant from the Fund or Funds in which it is deemed invested to the Fund or Funds so elected and designated by the Participant.

               4.6 INVESTMENT OF MATCHING CONTRIBUTIONS. All Matching Contributions shall be deemed to be invested in the Company Stock Fund.

                                    ARTICLE V

                                  DISTRIBUTION
                                  ------------
               5.1 DISTRIBUTION UPON TERMINATION OF EMPLOYMENT. The entire balance credited to a Participant's Separate Accounts shall be distributed to such Participant or his Beneficiary after termination of such Participant's employment with the Company or an Affiliate. The value of any Separate Account deemed to be invested in Company Stock shall be distributed in Company Stock or in cash pursuant to the election of the Participant and the value of any Separate Account deemed to be invested in a Fund, other than one consisting of Company Stock, shall be distributed in cash.

               5.2 METHOD OF DISTRIBUTION. Except as otherwise may be provided in Sections 5.3 and 5.4, the benefits payable under the Plan from a Participant's Separate Accounts shall be paid to the Participant, or his Beneficiary, if applicable, in a single sum cash payment or in equal annual installment payments over a period of not more than three years and shall be determined as of the most recent Valuation Date.

               5.3 TIME OF PAYMENTS. Except as otherwise may be provided in the Trust or as provided in Section 5.4, distribution of the value of a Participant's Separate Accounts shall commence upon a date which is not more than 30 days after the earlier of (i) the Participant's termination of employment due to resignation, retirement, death or other reason, or (ii) the date he receives his interest under the Retirement Savings Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant, subject to approval of the Company, may elect to change the manner and the time of distribution of the value of his Separate Accounts during the period which commences no earlier than 90 days prior to his termination of employment and terminates no later than 30 days prior to his termination of employment.

               5.4 HARDSHIP DISTRIBUTION. Prior to the time the Separate Accounts of a Participant become payable under Section 5.3, the Company, in its sole discretion, may elect to distribute all or a portion of the Participant's Separate Accounts on account of severe financial hardship of the Participant. For purposes of the Plan, severe financial hardship shall be deemed to exist in the event the Company determines that the Participant requires a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant or a member of his or her family, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship and the income taxes resulting from such distribution.

               5.5 DISTRIBUTIONS UPON DEATH. Upon the death of a Participant, the balance of his Separate Accounts shall be paid to his Beneficiary pursuant to the provisions of Section 5.3 and Article VI.

               5.6 TAXES. In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Company shall cause the withholding of such amounts from such payments and shall transmit the withheld amounts to the appropriate taxing authority. In addition, it is the intention of the Company that benefits credited to a Participant under the Plan shall not be included in the gross income of the Participants or their Beneficiaries until such time as benefits are distributed under the provisions of the Plan. If, at any time, it is determined that benefits under the Plan are currently taxable to a Participant or his Beneficiary, the amounts credited to the Participant's Separate Accounts which become so taxable shall be distributable immediately to him; provided, however, that in no event shall amounts so payable to a Participant exceed the value of his Separate Accounts.

                                   ARTICLE VI

                                  BENEFICIARIES
                                  -------------

               In the event a Participant dies before his interest under the Plan in his Separate Accounts has been distributed in full, any remaining interest shall be distributed pursuant to Article V to his Beneficiary, who shall be the person designated as such in writing by the Participant in the form and manner specified by the Company. In the event a Participant does not designate a Beneficiary or his designated Beneficiary does not survive him, his beneficiary under the Retirement Savings Plan shall be his Beneficiary for Plan purposes.

                                   ARTICLE VII

                            ADMINISTRATIVE PROVISIONS
                            -------------------------

               7.1 ADMINISTRATION. The Plan shall be administered by the Company in a manner that is generally consistent with the administration of the Retirement Savings Plan, as from time to time amended, except that the Plan shall be administered as an unfunded plan not intended to meet the qualification requirements of Section 401 of the Code.

               7.2 POWERS AND AUTHORITIES OF THE COMMITTEE. The Company shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. The Company may delegate any of its powers, authorities, or responsibilities for the operation and administration of the Plan to any person or to the Committee so designated in writing by it and may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his own willful misconduct or lack of good faith. Members of the Committee shall not participate in any action or determination regarding their own benefits, if any, payable under the Plan.

               7.3 INDEMNIFICATION. In addition to whatever rights of indemnification a member of the Committee, or any other person or persons to whom any power, authority, or responsibility is delegated pursuant to Section 7.2, may be entitled under the articles of incorporation, regulations, or by-laws of the Company, under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such member or such other person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such member or such other person or persons of any of the powers, authority, responsibilities, or discretion provided under the Plan.

               7.4 SECTION 16B PROCEDURES. In conjunction with rules promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, the Company has established Section 16b Procedures which affect certain transactions under the Plan involving Employer Securities held for the benefit of an Officer. Such Procedures, which are hereby incorporated into the Plan shall constitute for all purposes a part of the Plan. In the event that the Procedures conflict with any other provision of the Plan, the Procedures shall override such other provision and shall be controlling. For purposes of this Section 7.4, the following terms shall have the meaning hereinafter set forth.

               (a) The term "Employer Security" shall mean any qualifying employer security as defined in Section 407(d)(5) of ERISA which is also an equity security as defined under the Securities Exchange Act of 1934, as amended.

               (b) The term "Officer" shall mean any person who is designated as an "Officer" of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

               (c) The term "Section 16b Procedures" or "Procedures" shall mean the Administrative Procedures Applicable to Officers and Directors Under Employee Benefit Plans Maintained by Applied Industrial Technologies, Inc., effective as of January 1, 1997, with all amendments and modifications thereafter made.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION
                            -------------------------

               The Company reserves the right to amend or terminate the Plan at any time by action of the Board; provided, however, that no such action shall adversely affect any Participant who is receiving benefits under the Plan or whose Separate Accounts are credited with any contributions thereto, unless an equivalent benefit is provided under another plan or program sponsored by the Company or an Affiliate.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

               9.1 NON-ALIENATION OF BENEFITS. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Board may select.

               9.2 PAYMENT OF BENEFITS TO OTHERS. If any Participant or Beneficiary to whom a benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, or sister, or any other individual deemed by the Board to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 9.2 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

               9.3 PLAN NON-CONTRACTUAL. Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

               9.4 FUNDING. The Company may cause Plan benefits to be paid from the Trust, which is a grantor trust that provides for full funding of Plan benefits in the event of a potential change in control or a change in control. Subject to the provisions of the trust agreement governing such trust fund, the obligation of the Company under the Plan to provide a Participant or a Beneficiary with a benefit constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

               9.5 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

               9.6 SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

               9.7 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

               Executed at Cleveland, Ohio, this 11th day of February, 1997.

                                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.


                                     By:  /S/ John C. Robinson
                                        --------------------------------
                                           Title:  Vice Chairman

                                     And: /S/ Fred D. Bauer
                                        --------------------------------
                                           Title:  Assistant Secretary